UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

Grayscale Ethereum Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42185	82-6677805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Ethereum Trust ETF Shares	ETHE	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Prime Broker Agreement

On October 3, 2025, Grayscale Investments Sponsors, LLC, the sponsor (the “Sponsor”), on behalf of itself and Grayscale Ethereum Trust ETF (the “Trust”), and Coinbase, Inc., the prime broker of the Trust (“Coinbase” or the “Prime Broker”), on behalf of itself and as agent for Coinbase Custody Trust Company, LLC (“Coinbase Custody” or the “Custodian”) and Coinbase Credit, Inc. (“Coinbase Credit” and, collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), entered into the Coinbase Prime Broker Agreement, which includes the Coinbase Custody Custodial Services Agreement attached thereto as Exhibit A (the “CSA”), the Coinbase Settlement and Transfer Agreement attached thereto as Exhibit B (the “STA”) and all other exhibits, addenda and supplements attached thereto (collectively with the CSA and STA, the “Prime Broker Agreement”) governing the Trust’s and the Sponsor’s use of the custodial and prime broker services provided by the Custodian and the Prime Broker. The Prime Broker Agreement establishes the rights and responsibilities of the Custodian, the Prime Broker, the Sponsor and the Trust with respect to the Trust’s Ether which is held in accounts maintained and operated by the Custodian, as a fiduciary with respect to the Trust’s assets, and the Prime Broker (together with the Custodian, the “Custodial Entities”) on behalf of the Trust.

Coinbase Custody was party to the Previous Prime Broker Agreement (as defined in Item 1.02 below), and continues to serve as a custodian of the Trust. From and after October 3, 2025, all references to the “Prime Broker Agreement” in the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended from time to time by the Trust’s filings with the SEC (the “Annual Report”), and descriptions related thereto are hereby deemed to refer to the Prime Broker Agreement as defined herein, rather than to the Previous Prime Broker Agreement, and are incorporated by reference herein.

The foregoing description is a summary, does not purport to be a complete description of the Prime Broker Agreement, and is qualified in its entirety by reference to the full text of the Prime Broker Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Staking Addendum and Staking Arrangements

On October 6, 2025, the Sponsor, on behalf of itself and the Trust, and Coinbase, on behalf of itself and the Coinbase Entities, entered into an addendum (the “Staking Addendum”) to the CSA attached as Exhibit A to the Prime Broker Agreement. The Staking Addendum sets forth the terms of the arrangements (the “Staking Arrangements”) with the Custodian and one or more third party staking providers, which may be affiliates of the Custodian or other trusted institutional validators, to stake the Trust’s Ether.

As of the date hereof and pursuant to the Staking Addendum, the Custodian and the Staking Provider are entitled to receive a portion of the gross Staking Consideration generated under the Staking Arrangements, reflecting the Custodian’s fee and the Staking Provider’s share of such Staking Consideration, with the remainder received by the Trust. In addition, pursuant to the Trust Agreement and as consideration for the Sponsor’s facilitation of Staking, the Sponsor is permitted to receive a fee equal to a portion of the Staking Consideration, payable in Ether (or, if applicable, in the form of any Other Staking Consideration), which accrues daily in U.S. dollars in an amount calculated as a per annum percentage of any Staking Consideration received by the Trust, as may be directed by the Sponsor in its sole discretion. The Sponsor’s Staking Portion is payable to the Sponsor daily in arrears. As of the date hereof, the Sponsor’s Staking Portion, the Custodian’s fee and the Staking Provider’s share of such Staking Consideration comprises an aggregate of 23% of the gross Staking Consideration generated under the Staking Arrangements. The Trust will receive and retain the remainder of such gross Staking Consideration.

As previously disclosed, from time to time, the Trust may also distribute Ether (or cash from the sale of Ether) received as Staking Consideration to the Trust’s shareholders. The Sponsor has implemented a staking policy with respect to the Trust, which describes the frequency of, and conditions under which the Trust will make such distributions, if any, to the Trust’s beneficiaries, which is available to shareholders on the Sponsor’s website.

The foregoing description is a summary, does not purport to be a complete description of the Staking Addendum and is qualified in its entirety by reference to the full text of the Staking Addendum, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein. See also Exhibit 99.1 hereto for a description of the Staking Arrangements expected to be conducted pursuant to the Staking Addendum.

Item 1.02. Termination of a Material Definitive Agreement.

Previous Prime Broker Agreement

In connection with the entry into the Prime Broker Agreement, the Sponsor and the Custodian agreed to terminate, as of October 3, 2025, the prime broker agreement, dated May 23, 2024, between the Trust, the Sponsor and the Prime Broker (the “Previous Prime Broker Agreement”).

Item 8.01. Other Events.

Supplemental Disclosures to the Trust’s Annual Report

The Sponsor is filing information for the purpose of supplementing and updating the disclosures contained in the Trust’s Annual Report, including those under the headings “Item 1. Business” and “Item 1A. Risk Factors,” and other filings with the SEC, to give effect to the developments described herein.

The supplemental disclosures are set forth in Exhibit 99.1, which is incorporated herein by reference.

Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to them in the Trust’s Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Prime Broker Agreement
10.2	Staking Addendum to Custodial Services Agreement
99.1	Supplemental Disclosures to the Trust’s Annual Report
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC as Sponsor of Grayscale Ethereum Trust ETF

Date:	October 6, 2025	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.